UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

AssetMark Financial Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASSETMARK FINANCIAL HOLDINGS, INC.
1655 Grant Street, 10th Floor
Concord, California 94520

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2022

April 25, 2022

Dear AssetMark Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of AssetMark Financial Holdings, Inc., a Delaware corporation (“AssetMark” or the “Company”). The Annual Meeting will be completely virtual and will be held on Monday, June 6, 2022, at 1:00 p.m., Pacific Time. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/AMK2022. We believe a virtual meeting provides expanded access and convenience, improves communication, allows our employee stockholders to attend the Annual Meeting, reduces the environmental impact of our Annual Meeting, provides cost savings and enables increased stockholder attendance and participation.

Date:Monday, June 6, 2022

Time:1:00 p.m., Pacific Time

Virtual Meeting:www.virtualshareholdermeeting.com/AMK2022

Items of Business:At the Annual Meeting, the stockholders will vote on the following matters:

1.

To elect to the Company’s three nominees, Ms. Xiaoning Jiao, Ms. Natalie Wolfsen and Mr. Yi Zhou to the Board of Directors to serve as Class III directors, each for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	To ratify the selection by the Audit and Risk Committee of the Board of Directors of KPMG LLP as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.	To consider and take action upon any other business that may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

Record Date: The record date for the Annual Meeting is April 14, 2022. Only stockholders of record as of the close of business on that date may vote at the meeting or any adjournment thereof.

Notice of Internet Availability of Proxy Materials: The Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as promptly as possible to ensure your representation at the Annual Meeting. For instructions on how to vote your shares, please refer to the instructions beginning on page 3 of the accompanying Proxy Statement. We encourage you to submit your proxy or voting instructions via the internet, which helps reduce the environmental impact of our Annual Meeting. Even if you have voted by proxy, you may still attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. You may do so automatically by voting at the Annual Meeting, or by delivering to us a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked.

If you have questions about the Annual Meeting, require assistance submitting your proxy or voting your shares, or need additional copies of our proxy materials, please contact Investor Relations at investorrelations@assetmark.com. You may visit https://ir.assetmark.com to access various reports, executive messages and timely information on our business.

By Order of the Board of Directors

Natalie Wolfsen

Chief Executive Officer and Director

AssetMark Financial Holdings, Inc.

ASSETMARK FINANCIAL HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

i

ASSETMARK FINANCIAL HOLDINGS, INC.
1655 Grant Street, 10th Floor
Concord, California 94520

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2022

Summary Information

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information, we encourage you to review the entire Proxy Statement and AssetMark’s 2021 Annual Report, including the Annual Report on Form 10-K for the year ended December 31, 2021.

The Notice of the Annual Meeting of Stockholders, Notice of Internet Availability of Proxy Materials, our 2021 Annual Report and this Proxy Statement are first being made available to stockholders on or about April 25, 2022. All references to “AssetMark,” “we,” “us,” “our” and “Company” in this Proxy Statement refer to AssetMark Financial Holdings, Inc.

Annual Meeting of Stockholders:

Date: Monday, June 6, 2021
Time: 1:00 p.m., Pacific Time
Record Date: April 14, 2022

Webcast: The meeting can be accessed by visiting www.virtualshareholdermeeting.com/AMK2022, where you will be able to listen to the meeting live, submit questions and vote online. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page.

Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials

Call the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials

Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope

See the instructions in the section captioned “Webcast” above regarding attendance at our virtual Annual Meeting to vote online. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Proposal 1: Election of the Company’s Class III director nominees specified in this Proxy Statement	FOR ALL NOMINEES	11
Proposal 2: Ratification of selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	26

Proposal 1: Election of Directors

The Board of Directors is asking you to vote “FOR” the election of each of the Company’s director nominees listed below to serve as Class III directors.

Nominee	Age	Director Since	Director Class	Current Committee Membership
Xiaoning Jiao	50	2020	III	None
Natalie Wolfsen	52	2021	III	None
Yi Zhou	53	2016	III	None

Each director nominee currently serves as a member of the Board of Directors as a Class III director.

The holders of our common stock are entitled to one vote per share. We expect that Huatai Securities Co., Ltd. (“HTSC”), our controlling stockholder through its indirect subsidiary Huatai International Investment Holdings Limited (“HIIHL”), holding approximately 69.1% of the outstanding shares of our common stock as of the Record Date for the Annual Meeting, and accordingly having the ability to elect all of the Company’s director nominees, will vote “FOR” each of the director nominees listed above.

Proposal 2: Independent Registered Public Accounting Firm

The Board of Directors is asking you to vote “FOR” the ratification of the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

All KPMG fees incurred in connection with professional services rendered to AssetMark during the fiscal year ended December 31, 2021 are summarized below under “Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm.”

The holders of our common stock are entitled to one vote per share. We expect that HTSC, through HIIHL, holding approximately 69.1% of the outstanding shares of our common stock as of the Record Date for the Annual Meeting, and accordingly having the ability to approve of the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, will vote “FOR” Proposal 2.

Important Notice Regarding the Internet Availability of Proxy Materials for the
Annual Meeting to Be Held on Monday June 6, 2022:

The accompanying Proxy Statement, Form of Proxy and 2021 Annual Report, including the Annual Report on Form 10-K for the Year Ended December 31, 2021,
are available electronically
on our website at https://ir.assetmark.com
and at www.proxyvote.com.

Questions and Answers About the Proxy Materials and the Annual Meeting

The following summary briefly answers some questions you may have regarding these proxy materials and the Annual Meeting. This summary may not address all questions that could be important to you as an AssetMark stockholder. Please refer to the more detailed information contained elsewhere, and the documents referred to in this Proxy Statement.

Q:	Why am I receiving these proxy materials?
A:

You are receiving these proxy materials because the Board of Directors of AssetMark (the “Board of Directors”) is soliciting your proxy to vote at AssetMark’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), including any adjournments or postponements thereof. The Annual Meeting will take place on Monday, June 6, 2022, at 1:00 p.m., Pacific Time. As an AssetMark stockholder as of the close of business on April 14, 2022, which is the Record Date fixed by the Board of Directors, you are entitled, and are urged, to vote your shares on the proposals described in this Proxy Statement, and are invited to attend the Annual Meeting, which will be held online. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy or voting instructions.

Q:	What information is contained in the proxy materials?
A:	The proxy materials include:
• a notice of the 2022 Annual Meeting of Stockholders;
• the Proxy Statement for the Annual Meeting; and

•     our 2021 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2021, including our audited consolidated financial statements for the year ended December 31, 2021.

If you received printed proxy materials by mail, these materials also should have included a proxy card for you to vote your shares of common stock.

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of AssetMark’s directors and its most highly paid executive officers, and other required information.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of printed proxy materials?
A:

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of such materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials (a “Notice”) by mail, you will not receive a printed or email copy of the proxy materials unless you so request by following the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, and how to vote online at the Annual Meeting.

Q:	Why did some stockholders not receive a Notice in the mail?
A:

Some AssetMark stockholders, including stockholders who previously requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically.

In addition, stockholders who previously elected delivery of proxy materials electronically will receive a Notice by email. Those stockholders should have received an email containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:	How do I elect to receive future proxy materials electronically?
A:

You may elect to receive future AssetMark proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. Your election to receive proxy materials electronically will remain in effect until you terminate it.

Q:	How do I access the proxy materials or request a paper or electronic copy if I received a Notice?
A:

The Notice you received from AssetMark or your bank, brokerage firm or other nominee provides instructions regarding how to view AssetMark’s proxy materials for the Annual Meeting online. As explained in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16-digit control number contained in your Notice. The Proxy Statement and AssetMark’s 2021 Annual Report, including the Annual Report on Form 10-K for the year ended December 31, 2021, are also available electronically on our website at https://ir.assetmark.com, and AssetMark’s Annual Report on Form 10-K for the year ended December 31, 2021 (including exhibits thereto) is also available at the website maintained by the SEC at www.sec.gov.

A paper or email copy of the proxy materials may be requested (free of charge) using one of the methods described in the Notice.
Q:	May I attend the Annual Meeting? What do I need to do to attend the Annual Meeting?
A:

The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/AMK2022. To access the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your voting instruction form. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted on the virtual Annual Meeting login page.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the latest version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting.

We encourage you to allow ample time for online check-in by accessing the Annual Meeting before the start time of 1:00 p.m. Pacific Time on June 6, 2022. Online check-in will begin at 12:45 p.m. Pacific Time on June 6, 2022.

Q:	Why is the Annual Meeting a virtual, online meeting?
A:

By conducting our Annual Meeting solely online via the internet, we reduce the cost and environmental impact associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	What constitutes a quorum for the Annual Meeting?
A:

To conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. The holders of shares of our common stock representing a majority of the total voting power of all of our outstanding securities generally entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual

Meeting, except as required by express provision of applicable law, the rules or regulations of The New York Stock Exchange (the “NYSE”), our Certificate of Incorporation (as amended and restated, our “Certificate of Incorporation”) or our Bylaws (as amended and restated, our “Bylaws”). Virtual attendance at our Annual Meeting constitutes “presence” for purposes of quorum at the meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the Board of Directors may adjourn the Annual Meeting to another time and date.

Q:	Who is entitled to vote at the Annual Meeting?
A:

Holders of record of our common stock as of the close of business on April 14, 2022, which is the Record Date fixed by the Board of Directors, are entitled to vote their shares at the Annual Meeting. Any stockholder may inspect the complete list of stockholders entitled to vote at the Annual Meeting for any purpose germane to the Annual Meeting for ten days before the Annual Meeting by contacting investorrelations@assetmark.com. The complete list of stockholders entitled to vote at the Annual Meeting will also be available to any stockholder for examination online during the Annual Meeting. To access the list during the Annual Meeting, please visit www.virtualshareholdermeeting.com/AMK2022 and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice.

Q:	How many shares may be voted at the Annual Meeting?
A:

As of the Record Date for the Annual Meeting, 73,594,027 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon. Stockholders are not permitted to cumulate votes.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?
A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of AssetMark common stock depends on how you hold your shares:

•     Stockholder of Record: If you hold shares directly in your name on records maintained by AssetMark’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by AssetMark and you may submit a proxy and vote those shares in the manner described in this Proxy Statement.

•     Beneficial Owner: If your shares of common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials or Notice are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	How may I vote my shares at the Annual Meeting?
A:

If you hold shares of AssetMark common stock as the stockholder of record, or if you have a valid proxy from the record holder to vote the shares in street name as a beneficial owner, you have the right to vote those shares at the Annual Meeting. If you choose to do so, please follow the instructions at www.virtualshareholdermeeting.com/AMK2022 to vote or submit questions during the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted on the virtual Annual Meeting login page.

Even if you plan to attend the Annual Meeting, you should submit a proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting. If you submit a proxy or voting instructions for your shares and vote at the Annual Meeting, your proxy or voting instructions will be disregarded and your vote at the Annual Meeting will constitute your vote.

Q:	How may I vote my shares without attending the Annual Meeting?
A:	Even if you plan to attend the Annual Meeting, you should submit a proxy or voting instructions before the meeting by the method or methods below:

•     For stockholders who received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16-digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•     For stockholders who received the proxy materials by email: You may access the proxy materials and voting instructions over the internet via the web address provided in the email. To submit your proxy or voting instructions, you will need the 16-digit control number provided in the email. You may submit your proxy or voting instructions by following the instructions in the email or on the proxy voting website.

•     For stockholders who received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?
A:	If you are a stockholder of record, you may submit your proxy via the internet or by telephone until 11:59 p.m. Eastern Time on Sunday, June 5, 2022.
If you are a beneficial owner of shares of common stock held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.
Q:	May I revoke my proxy or voting instructions before my shares are voted at the Annual Meeting?
A:

Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the Annual Meeting, subject to the voting deadlines described in the answer to the immediately preceding question. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of AssetMark requesting that your prior proxy be revoked, as described below.

• Stockholders of Record: If you are a stockholder of record, you may revoke a proxy by:
• signing another proxy card with a later date and delivering it to an officer of the Company before the Annual Meeting;
• submitting a later proxy via the internet or by telephone before 11:59 p.m. Eastern Time on Sunday, June 5, 2022.

•     providing written notice of your revocation to AssetMark’s Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California, 94520, Attn: Corporate Secretary / Office of the General Counsel; or

• voting online at the Annual Meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy or vote you submit will be counted.

• Beneficial Owners: If you are a beneficial owner of shares of common stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:
• submitting new voting instructions in the manner stated on the voting instruction form; or
• voting your shares online at the Annual Meeting.
Q:	What does it mean if I receive more than one proxy card or voting instruction form?
A:

If your shares of common stock are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	What proposals will be voted on at the Annual Meeting?
A:	Stockholders will vote on two proposals at the Annual Meeting:

•     Proposal 1 - To elect to the Board of Directors the Company’s three nominees, Ms. Xiaoning Jiao, Ms. Natalie Wolfsen and Mr. Yi Zhou, as Class III directors, each for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

• Proposal 2 - To ratify the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Q:	How does the Board of Directors recommend that I vote on these proposals?
A:	The Board of Directors unanimously recommends that you vote your shares:
• Proposal 1 - “FOR” the election of the Board of Directors’ director nominees.
• Proposal 2 - “FOR” the ratification of the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?
A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.
• Stockholders of Record: If you sign and submit a proxy to AssetMark but do not indicate any voting instructions, your shares will be voted as follows:
• Proposal 1 - “FOR” the election of the Board of Directors’ director nominees.
• Proposal 2 - “FOR” the ratification of the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of your proxyholder (one of the individuals named on your proxy card) using his or her best judgment.

•     Beneficial Owners: A bank, brokerage firm or other nominee that holds shares of common stock for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered “routine” in nature. The ratification of the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2) is the only proposal to be acted on at the Annual Meeting that is considered “routine.” Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote the shares it holds for a beneficial owner on any proposals that are considered “non-routine,” including Proposal 1 (election of directors).

Consequently, if you hold your shares of AssetMark common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of selection of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposal 1) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), you must instruct your bank, brokerage firm or other nominee as to how to vote your shares.

Q:	What vote is required to approve each of the proposals?
A:	The voting requirements for approval of the proposals at the Annual Meeting, assuming a quorum is present or represented at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present in person or by proxy and entitled to vote on the election of directors.	No
Proposal 2: Ratification of selection of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of the votes cast with respect to shares present and entitled to vote on the proposal.	Yes

Q:	What effect do abstentions and broker non-votes have on the proposals?
A:	If your shares are counted as either broker non-votes or abstentions, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
With respect to the outcome of each proposal:

•     Abstentions: Abstentions will have no effect on the outcome of the vote for Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm).

•     Broker non-votes: Broker non-votes will have no effect on the outcome of the vote for Proposal 1. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature, and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of AssetMark common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered “routine.” However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals, including Proposal 1. Therefore, if you do not provide specific voting instructions to your nominee, your shares will constitute broker non-votes with respect to Proposal 1.

Q:	How will the voting power of the common stock held by our controlling stockholder affect the approval of the proposals being voted on at the Annual Meeting?
A:

As of the Record Date for the Annual Meeting, HTSC, our controlling stockholder, held approximately 69.1% of the shares of our outstanding common stock. By reason of their majority ownership of our outstanding common stock, HTSC has the ability to elect all of the Company’s director nominees and to ratify the selection of the appointment of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022. We expect that HTSC will vote in favor of Proposals 1 and 2.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:

If you grant a proxy to AssetMark, AssetMark’s proxyholders (listed on your proxy card) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Other than matters and proposals described in this Proxy Statement, as of the date of this Proxy Statement, AssetMark has not received valid notice of any other business to be acted upon at the Annual Meeting. Our Bylaws require a stockholder to give notice of any proposed business to be acted upon at the Annual Meeting no earlier than the February 7, 2022 and no later than March 9, 2022; as such, any notice received after the date of this Proxy Statement would not be deemed “proper” under our Bylaws.

Q:	Who will count the votes?
A:	Broadridge Financial Solutions, Inc., or a representative or agent of Broadridge Financial Solutions, Inc., will tabulate and certify the votes as the inspector of elections for the Annual Meeting.
Q:	Where can I find the voting results of the Annual Meeting?
A:

AssetMark will report the voting results by filing a Current Report on Form 8-K with the SEC within four business days after the date of the Annual Meeting. If the final voting results are not known when AssetMark files such report, it will amend the initial report to disclose the final voting results within four business days of those results becoming known.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:

AssetMark will bear all costs of proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of AssetMark or its subsidiaries, without additional compensation. AssetMark will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:

How may I propose matters for inclusion in AssetMark’s proxy materials for the 2023 Annual Meeting of Stockholders or for consideration at the 2023 Annual Meeting of Stockholders, and what are the deadlines?

A:

For information on how to propose matters for inclusion in AssetMark’s proxy materials for the 2023 Annual Meeting of Stockholders or for consideration at the 2023 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of applicable deadlines, see the section titled “Other Matters—Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What are the implications of AssetMark being an “emerging growth company”?
A:

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For so long as we remain an emerging growth company, we are permitted, and currently intend, to rely on certain provisions of the JOBS Act that contain exceptions to and exemptions from disclosure and other requirements that otherwise are applicable to companies that file periodic reports with the SEC. Among other provisions, the JOBS Act permits us to include reduced disclosure regarding executive compensation in this Proxy Statement and our other SEC filings and provides an exemption from the requirements to hold a non-binding, advisory vote on executive compensation and to obtain stockholder approval of any golden parachute arrangements not previously approved.

Q:	What is “householding” and how does it affect me?
A:	For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see the section titled “Householding of Proxy Materials.”
Q:	What is the address of AssetMark’s principal executive offices?
A:	The mailing address of our principal executive offices is 1655 Grant Street, 10th Floor, Concord, California, 94520.
Q:	Who can answer my other questions or help me if I need additional assistance?
A:

If you have questions about the Annual Meeting, require assistance submitting your proxy or voting your shares or need additional copies of this Proxy Statement or the proxy card, please contact AssetMark Investor Relations by email at investorrelations@assetmark.com.

If your bank, brokerage firm or other nominee holds your shares of common stock, you should also contact your nominee for additional information.

Proposal 1 Election of Directors

We are asking our stockholders to elect three Class III directors, Xiaoning Jiao, Natalie Wolfsen and Yi Zhou, at the Annual Meeting. Each nominee is currently serving as a Class III director. The directors to be elected at the Annual Meeting will serve a three-year term until the 2025 Annual Meeting of Stockholders and their successors have been elected and qualified. Directors are elected by a plurality of the votes cast by the holders of our common stock present in person or by proxy and entitled to vote on the election of directors, with each holder entitled to one vote per share. The three nominees receiving the highest number of affirmative votes will be elected.

Board Composition

The number of directors is determined by the Board of Directors from time to time. Our Board of Directors is currently composed of the following nine members, and is divided into the following three classes that serve staggered three-year terms:

•	Class I directors: Rohit Bhagat, Bryan Lin and Lei Wang, whose terms will expire at the 2023 Annual Meeting of Stockholders;
•	Class II directors: Patricia Guinn, Ying Sun and Joseph Velli, whose terms will expire at the 2024 Annual Meeting of Stockholders; and
•	Class III directors: Xiaoning Jiao, Natalie Wolfsen and Yi Zhou, whose terms will expire at this 2022 Annual Meeting of Stockholders.

Directors of each class hold office until the annual meeting for the year in which their term expires (as indicated above) and until their successors are elected and qualified, subject to their prior death, resignation, retirement, disqualification or removal from office. The number of directors in each class may be changed only by resolution of a majority of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so as to ensure that the classes are as nearly equal in number as the then-authorized number of directors permits. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Director Nominees

Each of the director nominees were recommended for election by the Nominating and Corporate Governance Committee of the Board of Directors, and the Board of Directors has approved such recommendations. Such recommendations are based on the Nominating and Corporate Governance Committee’s and the Board of Directors’ careful consideration of the qualifications and experience of the nominees, particularly in areas relevant to AssetMark’s strategy and operations. Each nominee has consented to serve as a nominee, to be named as a nominee in this Proxy Statement and to serve as a director if elected until the 2025 Annual Meeting of Stockholders and their successors have been elected and qualified or, if sooner, their death, resignation or removal. The Company’s management has no reason to believe that any nominee will be unable to serve. It is the Company’s policy to encourage directors and director nominees to attend the Annual Meeting.

Recommendation of the Board of Directors
☑	The Board of Directors unanimously recommends a vote “FOR” each of the Board of Directors’ named nominees.

Set forth below are brief biographies, as of April 25, 2022, of the Board of Directors’ nominees for director, including the qualifications, experience and skills the Nominating and Corporate Governance Committee and the Board of Directors considered in determining that each such person should serve as a director.

Xiaoning Jiao
Class III Director, Chairperson Term Expires: 2022 Annual Meeting Age: 50 Director Since: 2020	Committees None

Business Experience: Ms. Jiao has served as a member of our Board of Directors since 2020 and as Chairperson of our Board of Directors since April 2020. Ms. Jiao currently serves as the Chief Financial Officer of our ultimate controlling stockholder, HTSC, a position she has held since March 2020. Prior to joining HTSC, she was the Deputy Director General of Department of Accounting at the China Securities Regulatory Commission (the “CSRC”) from 2014 to 2020. During her tenure with the CSRC, Ms. Jiao oversaw the implementation and supervision of financial information disclosure rules and regulations in the Chinese capital markets, and she participated in and advised the drafting of several important accounting standards and rules in China. She also served as a member of the M&A and Restructuring Committee of the CSRC from 2014 to 2018. Prior to joining the CSRC in 2009, Ms. Jiao worked for Deloitte, Industrial and Commercial Bank of China and the Ministry of Finance. Ms. Jiao graduated from George Washington University with a master’s degree in Accounting. She is a CPA both in the United States and China.

Qualifications: Ms. Jiao is qualified to serve on our Board of Directors based on her experience in the financial industry and her background in accounting.

Natalie Wolfsen
Class III Director Term Expires: 2022 Annual Meeting Age: 52 Director Since: 2021	Committees None

Business Experience: Ms. Wolfsen has served as our Chief Executive Officer and as a member of our Board of Directors since March 2021. Ms. Wolfsen previously served as our Chief Solutions Officer from January 2018 to March 2021, prior to which she served as our Chief Commercialization Officer from May 2014 to December 2017. Prior to joining our company, Ms. Wolfsen served as head of Marketing and Product Development for First Eagle Investment Management, an investment management company, from 2011 to 2014. From 2009 to 2011, Ms. Wolfsen served as head of Product Management and Development for Pershing LLC. From 1999 to 2009, Ms. Wolfsen held numerous roles with The Charles Schwab Corporation, including Senior Marketing Manager (1999-2000), Senior Manager and Director of Technology (2000-2001), Director of Segment Management (2002-2004), Vice President of Strategy (2004-2007), Vice President of Product Management and Development (2007-2008) and Vice President of Equity Product Management and Development (2008-2009). Ms. Wolfsen holds a B.A. in Political Science from the University of California, Berkeley and an M.B.A. from the University of California, Los Angeles.

Qualifications: Ms. Wolfsen is qualified to serve as a member of our Board of Directors because of the perspective she brings as our Chief Executive Officer and her experience in senior management positions.

Yi Zhou
Class III Director Term Expires: 2022 Annual Meeting Age: 53 Director Since: 2016	Committees None

Business Experience: Mr. Zhou has served as a member of our Board of Directors since 2016. Mr. Zhou has been the Executive Director and President of HTSC since 2007, Chairman of the Board and President of HTSC from 2016 to 2019, and the Chief Executive Officer, Chairman of the Executive Committee and Executive Director of HTSC since October 2019. Prior to joining HTSC, Mr. Zhou worked in technology management for the Jiangsu Posts & Telecommunications Bureau, an affiliated department of the Jiangsu provincial government, from 1998 to 1999 and in administrative management at Jiangsu Mobile Communication Co., Ltd., a state-owned communications company in Jiangsu province, from 1999 to 2000. From 2005 to 2006, Mr. Zhou was the Deputy General Manager of Shanghai Beier Fortune Communications Company. Mr. Zhou has served on the boards of directors of Jiangsu Beier Co., Ltd. (from April to July 2000), Nanjing Xinwang Technology Co., Ltd. (from 2000 to 2005), Jiangsu Province Emerging Industry Investment Management Limited (an investment management company that invests primarily in the Jiangsu Province equity market) (from 2013 to 2018), Huatai Securities (Shanghai) Assets Management Ltd., one of our affiliates (from 2014 to 2018), and Huatai International Financial Holdings Company Limited, a subsidiary of our ultimate controlling stockholder (from 2017 to 2018), and continues to serve on the boards of Huatai Financial Holdings (Hong Kong) Limited (an HTSC subsidiary engaged in investment banking, asset management and wealth management businesses) (since 2006) and CSOP Asset Management Limited (a fund management company located in Hong Kong) (since 2017). Mr. Zhou graduated from Nanjing University of Posts and Telecommunications with a bachelor’s degree in Computer Communications.

Qualifications: Mr. Zhou is qualified to serve on our Board of Directors based on his extensive experience in the financial services industry and over 15 years of management experience as a director of both public and private companies.

Continuing Directors

In addition to the three director nominees listed above, AssetMark has six directors who will continue in office after the Annual Meeting with terms expiring in 2023 (Class I) or 2024 (Class II). Set forth below are brief biographies, as of April 25, 2022, of our Class I and Class II directors, including the qualifications, experience and skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that each such person should serve as a director.

Rohit Bhagat
Class I Director Term Expires: 2023 Annual Meeting Age: 58 Director Since: 2017	Committees Audit and Risk Nominating and Corporate Governance (Chair)

Business Experience: Mr. Bhagat has served on our Board of Directors since 2017. Mr. Bhagat was a Senior Partner at The Boston Consulting Group from 1992 to 2005, Global Chief Operating Officer of Barclays Global Investors from 2005 to 2009 and Chairman, Asia Pacific of BlackRock, Inc. from 2009 to 2012. Mr. Bhagat previously served on the boards of directors of Axis Bank Ltd. (from 2013 to 2021) and Flipkart Pvt. Ltd. (from 2019 to 2020) and currently serves on the boards of PhonePe Pvt. Ltd. (from 2020) as Non-executive Chairman and Franklin Templeton ETF Trust (since 2016) as Chair of the Audit Committee and a member of the Nominating Committee. He also serves as a Senior Advisor to B Capital Group (since 2017). Mr. Bhagat received a B. Tech. (Mechanical Engineering) degree (with distinction) from the Indian Institute of Technology, Delhi, an M.Sc. (Engineering) from the University of Texas at Austin and an M.B.A. (with honors) from the Kellogg School at Northwestern University.

Qualifications: Mr. Bhagat is qualified to serve on our Board of Directors because of his significant corporate governance experience, including his tenure as a member of our Board of Directors and decade of experience serving as a director of other companies (including service on audit, risk management, nomination, compensation and mergers and acquisitions committees), his extensive experience in financial services and financial technology as a business leader, investor and advisor, his knowledge of the financial services industry, his experience working with regulators in multiple jurisdictions while at Barclays and BlackRock and his education in finance, marketing, strategy and managerial economics.

Bryan Lin
Class I Director Term Expires: 2023 Annual Meeting Age: 52 Director Since: 2019	Committees Compensation Nominating and Corporate Governance

Business Experience: Mr. Lin has served on our Board of Directors since 2019. Mr. Lin is currently the CEO of Huatai Securities (USA), Inc., a wholly owned U.S.-based indirect subsidiary of HTSC, a position he has held since March 2018. Prior to joining Huatai Securities (USA), Inc., Mr. Lin spent over eleven years, from 2006 to 2017, as a senior private equity investment professional with The Carlyle Group in the United States. Prior to joining The Carlyle Group, Mr. Lin spent over nine years, from 1997 to 2006, as an investment banker with Citigroup, where he focused on financial advisory and capital raising for clients in the United States. Mr. Lin started his career as a banking analyst at the Federal Reserve Bank of New York, where he spent two years working in the areas of bank supervision and regulation. Mr. Lin served on the board of directors at several portfolio companies of The Carlyle Group, serving on various executive, audit and compensation committees. Mr. Lin holds a B.S. in Business Management from the State University of New York at Binghamton and an M.B.A. from the University of Chicago, Booth School of Business, and is a CFA charter holder.

Qualifications: Mr. Lin is qualified to serve on our Board of Directors because of his significant professional experience in the financial industry, including in private equity, investment banking and financial regulation, as well as his experience serving on executive, audit and compensation committees of the boards of directors of various portfolio companies.

Lei Wang
Class I Director Term Expires: 2023 Annual Meeting Age: 49 Director Since: 2020	Committees None

Business Experience: Mr. Wang has served as a member of our Board of Directors since 2020. Mr. Wang currently serves as the Chief Executive Officer and Director of Huatai Financial Holdings (Hong Kong) Limited, a subsidiary of HTSC, the ultimate parent company of our controlling stockholder. Mr. Wang joined Huatai Financial Holdings (Hong Kong) Limited in November 2015 as the Managing Director, Head of Investment Banking Department, and held that position until he became the Chief Executive Officer in May 2017. Mr. Wang serves as a director at the following HTSC affiliates: Huatai Securities (USA), Inc. (since September 2018), Huatai Securities USA Holdings, Inc. (since September 2018), Huatai International Financial Holdings Company Limited (since April 2017), Huatai Financial Holdings (Hong Kong) Limited (since April 2017), Huatai International Finance Limited (since June 2017) and Huatai International Investment Holdings Limited (since May 2016). Prior to joining Huatai Financial Holdings (Hong Kong) Limited, Mr. Wang served at ICBC International as Managing Director and Head of Financial Institutions Groups from May 2010 to October 2015 and at Nomura Investment Banking as Executive Director from September 2008 to April 2010. Mr. Wang holds a doctor’s degree in Economics from Renmin University of China.

Qualifications: Mr. Wang is qualified to serve on our Board of Directors because of his education and experience in the financial industry and his experience as a director of other financial services companies.

Patricia Guinn
Class II Director Term Expires: 2024 Annual Meeting Age: 67 Director Since: 2019	Committees Audit and Risk (Chair) Compensation

Business Experience: Ms. Guinn has served on our Board of Directors since 2019. From 1976 to 2019, Ms. Guinn held various positions at Willis Towers Watson (formerly Towers Watson and Towers Perrin), a global advisory, brokerage and solutions company, including Chief Risk Officer from 2017 to 2019 and Managing Director of the Risk and Financial Services Segment from 2001 to 2015. Ms. Guinn currently serves as a member of the board of directors of Reinsurance Group of America, Inc., a global life and health reinsurance firm. She also served as a director of Allied World Assurance Company Holdings AG from 2015 to 2017. Ms. Guinn currently serves as an Association Member of Bupa, an international healthcare group, an Emeritus Trustee of The Actuarial Foundation, a governance fellow of the National Association of Corporate Directors, a fellow of the Society of Actuaries and a member of the American Academy of Actuaries, and is a Chartered Enterprise Risk Analyst. Ms. Guinn holds a B.A. in Mathematics from Hendrix College.

Qualifications: Ms. Guinn is qualified to serve on our Board of Directors because of her significant professional and leadership experience in the advisory and brokerage industries and her experience as a director of other financial services companies, including as an audit committee member.

Ying Sun
Class II Director Term Expires: 2024 Annual Meeting Age: 46 Director Since: 2016	Committees Compensation (Chair) Nominating and Corporate Governance

Business Experience: Ms. Sun has served as a member of our Board of Directors since 2016. Ms. Sun currently serves as a Managing Director and Head of Corporate Development of our ultimate controlling stockholder, HTSC, positions she has held since December 2014. Prior to joining HTSC, she worked in capital markets and cross-border mergers and acquisitions at Citigroup Asia Investment Banking (2013 through 2014) and Deutsche Bank Asia (2005 to 2012). Ms. Sun currently serves as a director of HIIHL, a subsidiary of HTSC, our ultimate controlling stockholder. She has held this directorship since 2016. Ms. Sun holds a bachelor’s degree in Economics from Peking University.

Qualifications: Ms. Sun is qualified to serve on our Board of Directors based on her six years of experience as a member of our Board of Directors and her professional knowledge of the financial industry acquired through her experience at Citigroup Asia and Deutsche Bank Asia.

Joseph Velli
Class II Director Term Expires: 2024 Annual Meeting Age: 64 Director Since: 2020	Committees Audit and Risk

Business Experience: Mr. Velli has served on our Board of Directors since 2020. Mr. Velli served as Senior Executive Vice President of The Bank of New York Mellon from 1984 to 2006, and as a member of The Bank of New York Mellon’s Senior Policy Committee. Mr. Velli currently serves as a member of the boards of directors of Paychex, Inc. (since 2007), Computershare Limited (since 2014), and Cognizant Technology Solutions Corp. (since 2017), and previously served as a member of the boards of directors of Foreside Financial Group, LLC ( from 2017 to 2021), Scivantage Inc. (from 2016 to 2018) and E*Trade Financial Corporation (from 2010 to 2014). Mr. Velli also currently serves as a member of the Advisory Council of Lovell Minnick Partners LLC and as a member of the Board of Trustees of William Paterson University of New Jersey. Mr. Velli also served as the Chairman and CEO of Convergex Group from 2006 to 2013, and as a member of the board until 2014. Mr. Velli holds a B.A. in accounting from William Paterson University of New Jersey and a Master of Business Administration from Fairleigh Dickinson University.

Qualifications: Mr. Velli is qualified to serve on our Board of Directors because of his significant professional and leadership experience as an executive with several financial services firms and his experience as a director of other financial services companies.

Information Regarding the Board of Directors and Corporate Governance

Director Independence

The Board of Directors has determined that Mr. Bhagat, Ms. Guinn and Mr. Velli, constituting three of our nine directors, are “Independent Directors” as that term is defined in the NYSE listing standards, and meet the standards for independent directors established in our Corporate Governance Guidelines, which incorporate the director independence requirements of the NYSE. The Board of Directors has also determined that Mr. Bhagat, Ms. Guinn and Mr. Velli meet the independence requirements applicable to the Audit and Risk Committee, and Ms. Guinn meets the independence requirements applicable to the Compensation Committee, as prescribed by the NYSE listing standards and, with respect to the Audit and Risk Committee, under applicable SEC rules and regulations. There are no family relationships between or among our directors, nominees or executive officers.

Because more than 50% of the voting power of our common stock is held indirectly by HTSC, we are considered a “controlled company” under the NYSE corporate governance standards. As a result, we qualify for an exemption under Section 303A.00 of the NYSE corporate governance standards from, and we have elected not to comply with, certain corporate governance requirements, including the requirement that we have a board of directors that is composed of a majority of “independent directors,” as defined under the NYSE rules, and a compensation committee and a nominating committee that are composed entirely of independent directors. The controlled company exemption does not modify the applicability of the rules of the SEC and the NYSE relating to the membership, qualifications and operations of our Audit and Risk Committee, as discussed below.

Leadership Structure

Our current leadership structure separates the roles of Chief Executive Officer and Chairperson of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairperson provides guidance to the Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors. We believe that separation of the positions of the Chairperson and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe the separation of the two positions creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, we believe that such separation can enhance the effectiveness of the Board of Directors as a whole. We believe that the leadership structure of our Board of Directors is appropriate and enhances the Board of Directors’ ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Our current leadership structure also includes a presiding director role to facilitate effective performance of the Board of Directors and its oversight of our business. Our Corporate Governance Guidelines enable the independent directors to designate a presiding director to chair the executive sessions of the non-management and independent directors. The presiding director may be designated at each meeting where an executive session of the non-management and independent directors is held. We believe that the existence of a presiding director provides another channel for the Board of Directors to express its views to management and provide feedback to the Chief Executive Officer on the Company’s performance.

An interested party may direct any communications to the non-management directors as a group by mail to our Board of Directors or the presiding director, care of our Corporate Secretary, at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel. Such communication should comply with the other requirements outlined in the section titled “—Communications with the Board of Directors.”

Role of the Board of Directors in Risk Oversight

The Board of Directors oversees and maintains AssetMark’s governance and compliance processes and procedures to promote the conduct of AssetMark’s business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. In this role, the Board of

Directors is responsible for overseeing the management and mitigation of risks facing the Company, including our enterprise risk program, our internal audit function, compliance with the Sarbanes-Oxley Act of 2002, human capital management and risks related to cybersecurity (including privacy and information security). While the Board of Directors is ultimately responsible for risk oversight, the Board committees assist the full Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit and Risk Committee provides oversight and review at least annually and discusses with management and the Company’s independent auditor the Company’s major financial and regulatory risk exposures and the steps management has taken to monitor and control those exposures, as well as the Company’s guidelines and policies with respect to risk assessment and risk management pertaining to financial, accounting, insurance coverage, investment and tax matters, as well as any other enterprise risk management, regulatory and business continuity matters our Board of Directors may delegate. The Board of Directors is free to communicate directly with management. The Board of Directors believes the Company’s current leadership structure supports the risk oversight function of the Board.

Corporate Governance Guidelines and Corporate Standards

The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of ethics. The Board of Directors maintains our Corporate Governance Guidelines to provide an effective corporate governance framework for the Company. The Corporate Governance Guidelines reflect a set of core values that provide the foundation for our governance and management systems, and our interactions with others. In addition, the Board of Directors has adopted a set of Corporate Standards that apply to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Corporate Standards, which are designed to satisfy the requirements of a “code of ethics” under SEC rules and NYSE listing standards, set forth the ethical business framework for the Company and include a general obligation to promote honest and ethical conduct in connection with the Company’s business, while also holding employees accountable for nonadherence. The Corporate Standards address relevant topics such as conflicts of interest, corporate opportunities and fair dealing; compliance with laws, rules and regulations, including insider trading laws; confidentiality and protection of proprietary information; protection and proper use of company assets; proactive reporting of any illegal or unethical behavior (with protections against retaliation); and equal opportunity, non-discrimination and fair employment.

A copy of the Corporate Governance Guidelines and the Corporate Standards can be found on the Company’s website https://ir.assetmark.com in the Governance section under Governance Documents. We will post amendments to the Corporate Standards or any waivers of the Corporate Standards for directors and executive officers on the same website or in filings with the SEC.

Meetings of the Board of Directors and Attendance

During the year ended December 31, 2021, the full Board of Directors met six times, the Audit and Risk Committee met seven times, the Compensation Committee met seven times and the Nominating and Corporate Governance Committee met four times. Each member of the Board of Directors other than Yi Zhou and Lei Wang attended at least 75% of the meetings of the Board of Directors and of the committees on which such director served. For directors who served on the Board of Directors for less than the full year, such percentage is calculated based on the meetings that took place during the portion of the year during which he or she was a director or committee member. The Company expects directors to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of the Company. Directors are expected to attend all Board of Director meetings and the meetings of the committees on which they serve, and to prepare themselves for these meetings. Directors and director nominees are also encouraged to attend the Company’s annual meeting of stockholders, although we do not have a policy requiring attendance. One director attended our 2021 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has established an Audit and Risk Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each having the composition and responsibilities described below. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the committees. A copy of each charter can be found on our website at https://ir.assetmark.com in the Governance section under Governance Documents.

The following table shows the members of the Board of Directors for 2021 and the committees and classes to which they belong. The table also identifies the directors determined by the Board of Directors to be independent under the NYSE rules and our Corporate Governance Guidelines.

Name	Independent	Director Class	Audit and Risk Committee	Compensation Committee	Nom. & Corp. Gov. Committee
Xiaoning Jiao (Chairperson)		Class III
Rohit Bhagat		Class I			Chair
Charles Goldman*		Class III
Patricia Guinn		Class II	Chair
Bryan Lin		Class I
Ying Sun		Class II		Chair
Joseph Velli		Class II
Lei Wang		Class I
Natalie Wolfsen*		Class III
Yi Zhou		Class III

*

Mr. Goldman ceased being a member of the Board of Directors effective as of March 3, 2021. The Board of Directors appointed Ms. Natalie Wolfsen to fill the vacancy on the Board of Directors resulting from Mr. Goldman’s departure effective as of March 3, 2021.

Audit and Risk Committee

The members of our Audit and Risk Committee are Patricia Guinn, Rohit Bhagat and Joseph Velli. Patricia Guinn is the chair of our Audit and Risk Committee. Our Board of Directors has determined that Patricia Guinn, Rohit Bhagat and Joseph Velli satisfy the “independence” requirements of the NYSE and the Securities Exchange Act of 1934 (the “Exchange Act”), and that each member of our Audit and Risk Committee is financially literate. In addition, our Board of Directors has determined that Patricia Guinn, Rohit Bhagat and Joseph Velli are qualified as Audit and Risk Committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933 (the “Securities Act”). This designation does not impose any duties, obligations or liabilities that are greater than those that are generally imposed on members of our Audit and Risk Committee and the Board of Directors.

The Audit and Risk Committee is directly responsible for, among other matters:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•

pre-approving the audit services and non-audit services to be provided by our independent registered public accounting firm pursuant to the Audit and Risk Committee’s pre-approval policies and procedures;

•	ensuring the independence and qualifications of our independent registered public accounting firm;
•	discussing the scope of the audit with our independent registered public accounting firm and reviewing the significant findings of the audit;
•	considering the adequacy of our internal controls and internal audit function;

•

reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements and unaudited quarterly financial statements, and reviewing the Company’s disclosures in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our periodic filings with the SEC;

•	reviewing our risk management policies and practices;
•	reviewing our policies and practices with respect to related party transactions and reviewing certain related party transactions in accordance with such policies; and
•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters.

The Audit and Risk Committee operates under a written charter designed to satisfy the applicable rules and regulations of the SEC and the listing standards of the NYSE, a copy of which is available on our website at https://ir.assetmark.com in the Governance section under Governance Documents. The Audit and Risk Committee held seven meetings during 2021.

Compensation Committee

The members of our Compensation Committee are Ying Sun, Patricia Guinn and Bryan Lin. Ying Sun is the chair of our Compensation Committee. We have elected to avail ourselves of certain exemptions afforded to controlled companies under the NYSE corporate governance rules, including from the requirement that we have a compensation committee composed entirely of independent directors.

The primary purpose of the Compensation Committee is to discharge the responsibilities of our Board of Directors to oversee the Company’s compensation policies, plans and programs and to review and determine or recommend to the Board (as applicable) the compensation to be paid to our executive officers and directors. The Compensation Committee is responsible for, among other matters:

•

reviewing and determining the compensation to be paid to our directors, and reviewing and making recommendations to the Board of Directors with respect to the compensation to be paid to our Chief Executive Officer and each of our other executive officers;

•	administering our stock and equity incentive plans;
•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans;
•	reviewing our overall compensation philosophy;
•	reviewing and assessing risks arising from our compensation policies and practices; and
•	appointing or ratifying the appointment of the officers of the Company at the Senior Vice President level and above.

In addition, after we cease to be an “emerging growth company” as defined in the JOBS Act, the Compensation Committee will review with management our Compensation Discussion and Analysis and consider whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee operates under a written charter designed to satisfy the applicable rules and regulations of the SEC and the listing standards of the NYSE, a copy of which is available on our website at https://ir.assetmark.com in the Governance section under Governance Documents. The Compensation Committee held seven meetings during 2021.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency when necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. For example, our Chief Executive Officer provides the Compensation Committee with her recommendations on the total compensation opportunities for all other executive officers and her views regarding (1) the individual performance of the other executive officers in connection with the Compensation Committee’s recommendations with respect to the amounts of such other executive officers’ cash and equity compensation and (2) the performance goals used to assess the Company’s financial performance under the annual incentive bonus program. The Chief Executive Officer may not be present during voting or deliberations of the Compensation Committee regarding her compensation. In addition, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external compensation, legal or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the appointment, compensation and oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the Compensation Committee’s charter, if we no longer qualify as a “controlled company” or no longer seek to avail ourselves of the governance exemptions afforded to controlled companies, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other external adviser to the Compensation Committee only after taking into consideration those independence factors enumerated by NYSE rules.

During the 2021 fiscal year, the Compensation Committee engaged Mercer LLC (“Mercer”) as its compensation consultant to advise on executive and director compensation matters, including competitive market pay practices for our executive officers and independent directors. Mercer did not provide any additional services to AssetMark during the year ended December 31, 2021. Mercer was selected because it is a well-known and respected national compensation consulting firm that commonly provides information, recommendations and other executive compensation advice to compensation committees and management.

The Compensation Committee typically makes any significant adjustments to annual compensation, determines company-wide bonus and equity awards and establishes new performance objectives at one or more meetings. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of overall compensation levels and the establishment of performance objectives for the current year. The Compensation Committee recommends to the Board of Directors for determination and approval the compensation and other terms of employment of our Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. The Compensation Committee has also delegated authority to our Chief Executive Officer and Chief Financial Officer to grant equity awards to certain individual employees subject to limitations established from time to time by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2021, no member of our Compensation Committee was a then-current or former officer or employee of AssetMark. Further, during fiscal year 2021, none of our executive officers served as a member of a compensation committee (or other committee performing equivalent functions or, if no committee performs such functions, the board of directors) of any other entity that had an executive officer serving as a member of our Board of Directors. Further, during fiscal year 2021, none of our executive officers served as a director of any other entity that had an executive officer serving as a member of our Compensation Committee or Board of Directors.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Rohit Bhagat, Bryan Lin and Ying Sun. Rohit Bhagat is the chair of our Nominating and Corporate Governance Committee. We have elected to avail ourselves of certain exemptions afforded to controlled companies under NYSE corporate governance rules, including from the requirement that we have a nominating and governance committee composed entirely of independent directors.

The Nominating and Corporate Governance Committee is responsible for, among other matters:

•	identifying and recommending candidates for membership on our Board of Directors and the committees thereof;
•	leading the self-evaluation process of the Board of Directors and the committees thereof;
•	managing the selection and appointment of a successor Chief Executive Officer, in the event of a vacancy;
•	reviewing our management succession planning;
•

reviewing and recommending changes to the Corporate Governance Guidelines, Corporate Standards and Code of Ethics and Business Conduct, overseeing compliance with such policies and reviewing and making recommendations to the Board of Directors with respect to requests for waivers under such policies;

•	reviewing potential conflicts of interest involving directors;
•	overseeing director orientation and continuing education programs; and
•	generally assisting our Board of Directors with corporate governance matters

The Nominating and Corporate Governance Committee operates under a written charter designed to satisfy the applicable rules and regulations of the SEC and the listing standards of the NYSE, a copy of which is available on our website at https://ir.assetmark.com in the Governance section under Governance Documents. The Nominating and Corporate Governance Committee held four meetings during 2021.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee considers the current size and composition, organization and governance of our Board of Directors and the needs of our Board of Directors and its committees. The qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, business experience, independence, potential conflicts of interest and diversity (including gender, race, ethnicity, differences in professional background, education, skill and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors).

Nominees must also have the highest personal and professional ethics and the ability to offer advice and guidance to our Chief Executive Officer and other members of management based on proven achievement and leadership in the companies or institutions with which they are affiliated. Director candidates must understand the fiduciary responsibilities that are required of a member of our Board of Directors and have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all Board of Directors and committee responsibilities. To that end, non-employee directors may not serve on more than four public company boards, including our Board of Directors, a non-employee director who is also the chief executive officer of another public company may not serve on more than three public company boards including our Board of Directors, and employee directors may not serve on more than two public company boards, including our Board of Directors. Our Nominating and Corporate Governance Committee also considers applicable laws and regulations, such as recently enacted legislation in California which requires exchange-listed companies headquartered in California to have a minimum number of women directors and to include directors from underrepresented communities. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee reports to the Board of Directors its recommendations.

Board of Directors and Committee Self-Evaluation Process

The Board of Directors, led by the Nominating and Corporate Governance Committee, conducts an annual self-evaluation to determine whether the Board of Directors and its committees are functioning effectively, along with an annual self-evaluation of the performance of individual directors. As part of the self-evaluation process, directors are provided with detailed questionnaires designed to prompt thoughtful and substantive reflection on their own performance, as well as the performance of the Board of Directors and its committees. The questionnaires consider various topics related to the composition of the Board of Directors, and its structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. The Nominating and Corporate Governance Committee reviews the questionnaires and considers whether to recommend any changes to the Board of Directors. In its review, the Nominating and Corporate Governance Committee considers the factors outlined above for the evaluation of director nominees, along with other factors. The results of the evaluation are presented by the chair of the Nominating and Corporate Governance Committee to the full Board of Directors for discussion.

Stockholder Recommendations and Nominations to the Board of Directors

Stockholders may recommend an individual for consideration by our Nominating and Corporate Governance Committee to become a nominee for election to the Board of Directors by delivering a written a recommendation that includes the nominee’s name and qualifications for membership on the Board of Directors to our Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders so long as such recommendations comply with our Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its committee charter, our Bylaws and our policies and procedures for director candidates, as well as the director nominee criteria described above. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to a candidate identified by the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

Stockholders who wish to nominate an individual for election to our Board of Directors at an annual meeting, rather than for consideration by our Nominating and Corporate Governance Committee, may do so by delivering a written recommendation to the Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel, no earlier than the 120th day, nor later than 5:00 p.m. Eastern Time on the 90th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such one-year anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than 5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which notice of the date of such annual meeting is first made by the Company. Submissions must include the full name and address of the stockholder on whose behalf the submission is made, the number of shares of common stock owned of record or beneficially by such stockholder as of the date of the submission, the full name, age, business and residential addresses and principal occupation or employment of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, all other information required by Regulation 14A under the Exchange Act and the additional information required by our Bylaws (including certain stockholder representations). Any such stockholder submission must be accompanied by the written consent of the proposed nominee to be named as a nominee in the proxy statement and to serve as a director if elected.

If the nominating stockholder (or qualified representative of such stockholder, as defined in our Bylaws) does not appear at the annual meeting to present the nomination, such nomination will be disregarded.

Communications with the Board of Directors

Stockholders or interested parties who wish to communicate with our Board of Directors or with an individual director may do so by mail to our Board of Directors or the individual director, care of our Corporate Secretary, at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel. The communication should indicate that it contains a stockholder or interested party communication. Our General Counsel or his designee, in consultation with appropriate directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the director or directors to whom the communications are addressed or, if none are specified, to the Chairperson of our Board of Directors. Each communication from a stockholder should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially owned by the beneficial owner.

Anti-Hedging and Anti-Pledging Policy

Our Board of Directors has approved a Statement of Policy Concerning Trading in Company Securities (the “Insider Trading Policy”) that prohibits all of our directors and employees from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of AssetMark’s equity securities. This policy also prohibits our employees and directors from pledging AssetMark securities in any circumstance, including by purchasing AssetMark securities on margin or holding AssetMark securities in a margin account.

Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm

We are asking stockholders to ratify the Audit and Risk Committee’s selection of KPMG LLP (“KPMG”) as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG is a registered independent public accounting firm and has served as AssetMark’s independent registered public accounting firm since 2007. Representatives of KPMG are expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

Neither the Company’s governing documents or current law, rules or regulations require stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm. However, the Audit and Risk Committee of the Board of Directors is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit and Risk Committee of the Board of Directors will reconsider whether to retain KPMG. Even if the selection is ratified, the Audit and Risk Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table sets forth all fees incurred by the Company in connection with professional services rendered to the Company by KPMG for the fiscal years ended December 31, 2020 and 2021. All fees described in the table that were required to be pre-approved under SEC rules were pre-approved by the Audit and Risk Committee.

Fee Type	2020	2021
Audit Fees(a)	$1,739,768	$1,845,438
Audit-Related Fees(b)	645,000	1,348,450
Tax Fees(c)	658,675	358,800
All Other Fees(d)	3,000	3,000
Total Fees	$3,046,443	$3,555,688

(a)

Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements for 2020 and 2021 and the review of our quarterly condensed consolidated financial statements in 2020 and 2021. Audit fees also relate to services such as subsidiary audits and regulatory and compliance attest services. This category also includes fees for comfort letters, consents and review of documents filed with the SEC. Certain amounts for 2020 have been reclassified from audit to audit-related to conform with the presentation of 2021 fees.

(b)

Audit-Related Fees consist primarily of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees,” and includes audit services related to reporting to our controlling stockholder, accounting and SOX preparedness consulting services and services related to a service organization report (under Statement on Standards for Attestation Engagements 16). Certain amounts for 2020 have been reclassified from audit to audit-related to conform with the presentation of 2021 fees.

(c)	Tax Fees consist of fees for tax return preparation, tax compliance and tax consulting and planning services.
(d)	All Other Fees consist of online research subscription services.

Pre-Approval Policies and Procedures

The Audit and Risk Committee has adopted a policy for the pre-approval by the Audit and Risk Committee of all audit and non-audit services to be provided to AssetMark by its independent registered public accounting firm. In accordance with that policy, the Audit and Risk Committee pre-approved the provision of audit services by KPMG for the year ending December 31, 2022. Further, all of the services provided by KPMG for the year ended December 31, 2021 described above were pre-approved by the Audit and Risk Committee.

The Audit and Risk Committee has determined that the rendering of services other than audit services by KPMG is compatible with maintaining the principal accountant’s independence.

Recommendation of the Board of Directors
☑	The Board of Directors unanimously recommends a vote “FOR” the ratification of KPMG as AssetMark’s independent registered public accounting firm.

Report of the Audit AND RISK Committee

The information contained in this report is not “soliciting material,” is not deemed to be “filed” with the SEC or subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and is not incorporated by reference in any of our filings with the SEC under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing, except to the extent that it is specifically incorporated by reference into such filing.

The Audit and Risk Committee has reviewed and discussed with AssetMark’s management and KPMG the audited consolidated financial statements of AssetMark contained in AssetMark’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit and Risk Committee has also discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 1301, Communication with Audit Committees, including, among other items, matters related to the conducting by KPMG LLP of the audit of AssetMark's consolidated financial statements.

The Audit and Risk Committee has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit and Risk Committee concerning independence, and has discussed with KPMG its independence from AssetMark.

Based on the review and discussions referred to above, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in AssetMark’s Annual Report on Form 10-K for the year ended December 31, 2021.

Submitted by the Audit and Risk Committee.

Patricia Guinn, Chair
Rohit Bhagat
Joseph Velli

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 1, 2022 regarding the beneficial ownership of our common stock by:

•	each person known by us to beneficially own more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable, and restricted stock units (“RSUs”) that are expected to vest and settle, as of or within 60 days of April 1, 2022. Shares issuable pursuant to such stock options and RSUs are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not outstanding for computing the beneficial ownership percentage of any other person. The number of shares beneficially owned and percentages of beneficial ownership are based on 73,594,027 shares of our common stock outstanding as of April 1, 2022. To our knowledge, except as indicated in the footnotes and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Unless otherwise indicated, the address for each listed stockholder is: c/o AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned(1)
Greater than 5% Stockholders:
Huatai International Investment Holdings Limited(2)	50,873,799	69.1%
Directors and Named Executive Officers:
Xiaoning Jiao	—	—
Rohit Bhagat	52,481	*
Charles Goldman(3)	196,945	*
Patricia Guinn	10,785	*
Michael Kim(4)	333,912	*
Bryan Lin	—	—
Ying Sun	—	—
Joseph Velli	4,876	*
Lei Wang	—	—
Natalie Wolfsen(5)	431,069	*
Yi Zhou	—	—
Gary Zyla(6)	99,001	*
All Current Directors and Executive Officers as a group (16 persons)(7)	1,613,329	2.1%

*	Represents beneficial ownership of less than 1%.
(1)

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by the person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power as of or within

60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. The information in this table is based upon information supplied by our executive officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC, unless otherwise indicated.

(2)

The shares of our common stock are owned directly by Huatai International Investment Holdings Limited (“HIIHL”). The principal business address of HIIHL is Room 5808-5812, 58-F., The Center, 99 Queen’s Road Central, Hong Kong. Huatai International Financial Holdings Company Limited (“HIFHCL”), a Hong Kong company, is the sole shareholder of HIIHL. The principal business address of HIFHCL is Room 5808-5812, 58-F., The Center, 99 Queen’s Road Central, Hong Kong. Huatai Securities Co., Ltd. (“HTSC”), a Chinese company, is the sole shareholder of HIFHCL. The principal business address of HTSC is No. 228 Middle Jiangdong Road, Nanjing, Jiangsu Province, F12, 210019. Accordingly, the reported shares are beneficially owned by HIFHCL and HTSC. The holdings reported here are as set forth in the Schedule 13D filed by HIIHL and its parents on July 29, 2019, as amended on July 31, 2019, after taking into account the internal corporate restructuring within the HTSC organization in 2021.

(3)

Includes 7,209 shares of our common stock held directly by Mr. Goldman, as well as options to purchase 189,736 shares of our common stock that has vested or will vest within 60 days of April 1, 2022. Mr. Goldman ceased serving as our Chief Executive Officer, President and Director as of March 3, 2021. The address for Mr. Goldman is 1950 Norwood Avenue, Boulder, Colorado 80304.

(4)	Includes 292,516 shares of our common stock held directly by Mr. Kim, as well as options to purchase 41,396 shares of our common stock that have vested or will vest within 60 days of April 1, 2022.
(5)

Includes 326,174 shares of our common stock held directly by Ms. Wolfsen, as well as options to purchase 41,396 shares of our common stock that have vested or will vest within 60 days of April 1, 2022.

(6)	Includes 57,605 shares of our common stock held directly by Mr. Zyla, as well as options to purchase 41,396 shares of our common stock that have vested or will vest within 60 days of April 1, 2022.
(7)

Excludes shares of our common stock beneficially owned by Mr. Goldman, who is no longer one of our executive officers. Includes 399,343 shares of our common stock, as well as options to purchase 265,384 shares of our common stock that have vested or will vest within 60 days of April 1, 2022.

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, as well as persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To the Company’s knowledge, based solely on a review of such Section 16(a) reports filed electronically with the SEC during or with respect to the year ended December 31, 2021 and written representations that no other reports were required, all Section 16(a) reporting persons filed all reports required by Section 16(a) of the Exchange Act on a timely basis, with the exception of the following: (i) a late Form 3 for Mr. Hahn and a late Form 4 reporting 16 transactions for Mr. Hahn, (ii) an amended Form 3 for Ms. Minta-Jacobs to report previously omitted holdings, (iii) late Forms 4 reporting a grant of restricted stock units to each of Mses. Wolfsen, Guinn, Hansen and Minta-Jacobs and Messrs. Angus, Bhagat, Kim, Mehta, Velli and Zyla and a grant of stock options to each of Mses. Wolfsen, Hansen and Minta-Jacobs and Messrs. Angus, Kim, Mehta and Zyla, (iv) late Forms 4 reporting shares sold to cover taxes associated with the vesting of restricted stock units for each of Mses. Wolfsen, Hansen and Minta-Jacobs and Messrs. Angus, Chafkin, Kim, Mehta and Zyla and (v) late Forms 4 reporting 4 transactions for Mr. Mehta (together, the “Forms”). All of such Form were inadvertently filed late and information related to these transactions and/or holdings have since been filed with the SEC.

Legal Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or owner, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Executive Compensation

We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the JOBS Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year ending after the fifth anniversary of our IPO, (ii) the last day of the fiscal year in which our gross revenue exceeds $1.07 billion, (iii) the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt, or (iv) the date on which we qualify as a “large accelerated filer” as defined in the Exchange Act.

As an emerging growth company, our reporting obligations extend only to each person serving as our Chief Executive Officer during the fiscal year and two other executive officers as of the last day of the fiscal year, based on fiscal year compensation. For the fiscal year ended December 31, 2021, our named executive officers (“NEOs”) were:

•	Natalie Wolfsen, Chief Executive Officer (from March 3, 2021) and former Chief Solutions Officer (prior to March 3, 2021)
•	Michael Kim, President (from March 3, 2021) and Chief Client Officer;
•	Gary Zyla, Chief Financial Officer; and
•	Charles Goldman, former President and Chief Executive Officer (until March 3, 2021).

Summary Compensation Table

The following table sets forth the compensation awarded to, paid to or earned by our NEOs for the fiscal years ended December 31, 2021 and 2020.

Name and Principal Position(1)	Year	Salary(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Natalie Wolfsen Chief Executive Officer and Former Chief Solutions Officer	2021	506,770	1,637,816	2,041,303	905,000	19,700	5,110,589
	2020	400,000	293,771	824,912	600,000	17,400	2,136,083
Michael Kim President and Chief Client Officer	2021	487,870	1,513,530	1,633,046	850,000	17,700	4,502,146
	2020	350,000	293,771	824,912	651,146	19,068	2,138,897
Gary Zyla Chief Financial Officer	2021	495,000	437,444	718,539	575,000	19,700	2,245,683
	2020	—	—	—	—	—	—
Charles Goldman Former President and Chief Executive Officer	2021	169,487	—	—	191,610	726,444	1,087,541
	2020	750,000	293,771	824,912	750,000	35,230	2,653,913

(1)

Mr. Goldman served as our Chief Executive Officer until March 3, 2021. Ms. Wolfsen transitioned from her role as Chief Solutions Officer to Chief Executive Officer as of March 3, 2021. Mr. Zyla was not a named executive officer in 2020. As a result, the Summary Compensation Table only includes compensation for Mr. Zyla for 2021.

(2)

Mr. Kim elected to defer a total of $310,591.64 and $253,822.27 from his salary and bonus for 2021 and 2020, respectively, and Mr. Zyla elected to defer a total of $91,760.15 from his salary and bonus for 2021, under our NQDC Plan, discussed in “Pension benefits and nonqualified deferred compensation.” The amounts set forth in the table include such deferred amounts.

(3)

Represents the aggregate grant date fair value of the stock awards granted to the NEOs during the fiscal year, as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair values of the stock awards in this column are described in Note 15 to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2021.

(4)

Represents the aggregate grant date fair value of the stock option awards granted to the NEOs during the fiscal year, as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair values of the stock option awards in this column are described in Note 15 to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2021.

(5)	Represents the total amount earned by each NEO for the applicable fiscal year under our Variable Incentive Compensation Program based on the Company’s performance against our business goals.
(6)

The amounts reported in this column for 2020 include (i) matching contributions of $17,100 under our 401(k) plan for each of Ms. Wolfsen and Messrs. Kim and Goldman, (ii) $300 in life-insurance plan contributions for each of Ms. Wolfsen and Messrs. Kim and Goldman, (iii) for Mr. Kim, a tax gross-up of $168 relating to an in-kind benefit that resulted in taxable income and a $1,500 anniversary award and (iv) for Mr. Goldman, $17,641 in tax gross-ups for airplane travel and $189 in tax gross-ups on health and welfare benefits. The amounts reported in this column for 2021 include the following, as applicable:

Description	Natalie Wolfsen	Michael Kim	Gary Zyla	Charles Goldman
401(k) Employer Contributions	17,400	17,400	17,400	17,400
Employer Group Term Life Contributions	300	300	300	85
Employer Health Savings Account Contributions	2,000	—	2,000	—
Cobra Reimbursement	—	—	—	21,142
Transition Period Pay	—	—	—	40,385
Legal Fees - Reimbursement	—	—	—	19,932
Consulting Fees	—	—	—	65,000
Severance	—	—	—	562,500
Total	19,700	17,700	19,700	726,444

Employment, Severance and Change in Control Agreements

Employment Arrangements

Natalie Wolfsen and Michael Kim

We are party to an employment agreement with each of Natalie Wolfsen and Michael Kim, effective as of March 3, 2021, entered into in connection with their new roles with us beginning in March 2021. The term of the agreements currently extends to March 3, 2024 and will automatically renew for successive one-year periods thereafter unless Ms. Wolfsen, Mr. Kim or we provide written notice at least 90 days prior to the end of the term.

During the term of their agreements, Ms. Wolfsen and Mr. Kim will each receive annual salaries, initially $500,000 and $450,000, respectively, subject to annual review and increases as may be determined by our Board of Directors in its sole discretion, along with an annual incentive bonus with a target opportunity of 150% of base salary, payable based on the achievement of company and individual performance objectives, as determined by the Board of Directors. For 2021, Ms. Wolfsen and Mr. Kim’s annual bonuses were guaranteed to be at least equal to their target opportunity. Ms. Wolfsen and Mr. Kim will be reimbursed for their reasonable business expenses and will be eligible to receive benefits and other perquisites consistent with our policies.

In connection with their promotion to Chief Executive Officer and President, respectively, we agreed to grant each of Ms. Wolfsen and Mr. Kim an award of restricted stock units with a grant date fair value of $1 million, 25% of which vested on the first anniversary of the grant date, 25% of which will vest on the second anniversary of the grant date and the remaining 50% of which will vest on the third anniversary of the grant date, subject to continued service through the applicable vesting date. In addition, each of Ms. Wolfsen and Mr. Kim were eligible to receive equity-based awards under our 2019 Plan (as defined below) as determined by the Board of Directors in its sole discretion. The target grant date value of Ms. Wolfsen’s award for fiscal year 2021 was $2.7 million.

Ms. Wolfsen and Mr. Kim will be entitled to certain payments and benefits under each of their employment agreements in connection with termination of their respective employment.

•

Upon termination of employment due to death or disability, Ms. Wolfsen, Mr. Kim or their estate or beneficiaries, would be entitled to a pro-rated bonus for the fiscal year of termination subject to satisfaction of performance conditions.

•

Upon termination of Ms. Wolfsen’s and Mr. Kim’s employment for cause or their resignation without good reason, Ms. Wolfsen and Mr. Kim would not be entitled to any payments under their employment agreements other than any amounts already accrued and payable for services through the date of termination.

•	Upon termination of Ms. Wolfsen’s and Mr. Kim’s employment without cause or their resignation for good reason, Ms. Wolfsen and Mr. Kim will be entitled to:
o	a pro-rated bonus for the fiscal year of termination subject to satisfaction of performance conditions;
o	continued payment of their salary for a severance period of 24 months after termination for Ms. Wolfsen and 18 months after termination for Mr. Kim; and
o

a monthly payment equal to the monthly COBRA premium cost (on an after-tax basis) for up to 24 months for Ms. Wolfsen and up to 18 months for Mr. Kim, to the extent that they enroll in COBRA and do not become eligible for other health benefits.

For purposes of Ms. Wolfsen and Mr. Kim’s employment agreements, “cause” includes (i) material acts of personal dishonesty in connection with their responsibilities that have, or could be reasonably expected to have, a material adverse impact on performance of duties; (ii) willful failure or refusal to perform duties or responsibilities in any material respect; (iii) misappropriation (or attempted misappropriation) of material assets or material business opportunities; (iv) embezzlement or fraud committed or attempted, whether by Ms. Wolfsen or Mr. Kim, at their direction or with their prior actual knowledge; (v) conviction of or pleading “guilty” or “no contest” to, (x) a felony or (y) any other criminal charge that has (or could be reasonably expected to have) an adverse impact on the performance of duties or result in material injury to our reputation or business; (vi) material violation of our written policies (unless curable and cured within 30 days of written notice), including but not limited to those relating to sexual harassment or business conduct, that has (or could be reasonably expected to have) a material adverse impact on performance of duties or otherwise result in material injury to our reputation or business; or (viii) material breach of any confidentiality or restrictive covenant.

If, within 90 days after termination of Ms. Wolfsen’s or Mr. Kim’s employment for any reason other than cause, we determine that their respective employment could have been terminated for cause based on misappropriation, embezzlement or fraud or material violation of our written policies, as described above, Ms. Wolfsen and Mr. Kim would each be treated as if they had been terminated for cause, and would be required to disgorge all amounts received in connection with their termination of employment that would not have been payable on termination for cause.

For purposes of Ms. Wolfsen’s and Mr. Kim’s agreements, “good reason” includes (i) a diminution in base salary, annual bonus target, title, duties or responsibilities, (ii) requiring them to be based at a location in excess of 30 miles from our current headquarters, unless such change of location remains consistent, in Ms. Wolfsen’s or Mr. Kim’s reasonable discretion, with their commute to the then current headquarters and (iii) our material breach of a material term of the employment agreement, in each case unless we cure the failure in questions within 40 days of notice. In order to resign for “good reason,” Ms. Wolfsen or Mr. Kim would need to provide us with 30 days’ advance written notice of their resignation setting forth the event that constitutes good reason within 60 days after the occurrence of such event.

Our obligation to provide any severance payments and benefits described above, other than any amounts accrued and payable for services through the date of termination, is conditioned on Ms. Wolfsen’s or Mr. Kim’s general release of claims in our favor.

Pursuant to the terms of their employment agreements, Ms. Wolfsen and Mr. Kim have agreed to a mutual non-disparagement obligation. In addition, each of Ms. Wolfsen and Mr. Kim have entered into (i) Non-Solicitation Agreements pursuant to which during their employment and for a period of one year after termination, Ms. Wolfsen and Mr. Kim have agreed not to solicit, or interfere with our relationship with, any of our employees, representatives or contractors and (ii) Proprietary Information and Inventions Agreements, which contain perpetual confidentiality obligations and assignment of inventions.

Charles Goldman

Our employment agreement with Charles Goldman ended on April 2, 2021 in connection with Mr. Goldman’s departure from his positions as President and Chief Executive Officer.

During the term of the agreement, Mr. Goldman received an annual salary, initially $750,000, subject to annual review and increases as may be determined by our Board of Directors in its sole discretion, along with an annual incentive bonus with a target opportunity of 100% of base salary, payable based on the achievement of company and individual performance objectives, as determined by the Board of Directors. Mr. Goldman was entitled to reimbursement for his reasonable business expenses, including reimbursement on an after-tax basis for his travel between his Boulder, Colorado residence and our headquarters in Concord, California. In addition, we made reasonable business efforts to secure life insurance in the amount of $5,000,000 payable to Mr. Goldman’s designated beneficiaries, subject to Mr. Goldman’s insurability at standard or better rates.

Separation Benefits. Mr. Goldman was entitled to certain payments and benefits under his employment agreement in connection with termination of his employment. Pursuant to the separation agreement between us and Mr. Goldman, executed as of March 3, 2021, Mr. Goldman’s departure from employment was considered a termination without cause and other than due to death or disability. As a result, upon Mr. Goldman’s execution, delivery and non-revocation of a release of claims in our favor and continued compliance with his Confidentiality, Non-Interference and Invention Assignment Agreement, described further below, Mr. Goldman was entitled, consistent with the terms of his employment agreement, to receive the following:

•	a pro-rated bonus for the fiscal year of termination subject to satisfaction of performance conditions;
•	full vesting of the restricted shares issued to Mr. Goldman at the time of our IPO with respect to his profits interests in AssetMark Holdings LLC;
•	continued payment of his salary for a severance period of 24 months after termination; and
•

a monthly payment equal to the monthly COBRA premium cost (on an after-tax basis) for up to 24 months, to the extent that Mr. Goldman enrolls in COBRA and does not become eligible for other health benefits.

In addition, pursuant to his separation agreement, Mr. Goldman is entitled to continued vesting of his outstanding stock options, stock appreciation rights and restricted stock units as if Mr. Goldman had remained employment with us for 24 months following his departure. At the end of that 24-month period, any remaining outstanding but unvested awards will vest in full (provided that outstanding restricted stock units vested on March 15, 2022).

Finally, pursuant to his separation agreement, Mr. Goldman shall have the right to participate in any follow-on offering pursuant to a shelf-registration statement on Form S-3 filed with the SEC as of March 3, 2021 at a rate of up to 10% of the secondary component of such offering, provided that Mr. Goldman continues to comply with the non-competition and non-interference provisions of the Confidentiality, Non-Interference and Invention Assignment Agreement, described further below.

Consulting Arrangement.  In connection with his separation agreement, we entered into a consulting arrangement with Mr. Goldman, pursuant to which Mr. Goldman served as a consultant to us through April 2, 2022, providing consulting and advisory services as requested from time to time by the Board of Directors or our Chief Executive Officer. In consideration for these services, we paid an aggregate consulting fee of $65,000 in equal quarterly installments in fiscal year 2021, and an aggregate consulting fee of $65,000 in two equal installments in the first four months of 2022.

Restrictive Covenants.  Mr. Goldman also entered into a Confidentiality, Non-Interference and Invention Assignment Agreement, which includes his agreements: (x) not to disclose or use our confidential information without our written authorization, both during employment and thereafter; (y) to assign to us all rights to any intellectual property conceived of, developed or reduced to practice during his service; and (z) not to compete with us, or solicit or interfere with our employees or clients for twelve months after termination of employment.

Severance Plan

Additionally, we maintain a broad-based severance plan under which each of our NEOs is eligible for benefits in the event that his or her position is eliminated in connection with a layoff, except as otherwise provided in such NEO’s employment agreement.

Benefits for any eligible executive officers under this plan would include: (x) two weeks of advance notice prior to elimination of the NEO’s position; (y) a lump sum severance payment equal to the sum of (i) one week of base salary for each year of continuous service, plus (ii) $2,500; and (z) at our discretion, accelerated vesting of all or a portion of the equity payment for the year of termination, which will be pro-rated based on the timing of termination of employment within the calendar year. The minimum payment under clause (y)(i) of the previous sentence is eight weeks of base salary. Payment of these severance benefits is conditioned on the executive officer’s delivery and non-revocation of a general release of claims in our favor.

Variable Incentive Compensation Program

We currently maintain a Variable Incentive Compensation Program that rewards our executive officers for our performance against business goals, and each executive officer for performance against his or her individual goals. Our Board of Directors establishes performance goals for this program each year and evaluates performance to these established goals to determine the amount of each award. Our overall incentive compensation pool is determined based upon various financial performance metrics established at the beginning of the year, including growth and earnings metrics, as well as a small subjective component determined by our Board of Directors at the end of the year. Once the overall pool is determined, individual incentive compensation is determined on an individual discretionary basis based upon that individual’s overall annual job performance. Our Variable Incentive Compensation Program is based on performance over a calendar year and provides for a cash benefit generally payable on or before March 15 of the following year, subject to the executive’s continued service through the payment date. The award for our Chief Executive Officer under this program is subject to Board discretion. All other awards under this program are subject to management discretion.

Pension Benefits and Nonqualified Deferred Compensation

We have adopted and maintain, and our NEOs may participate in, a defined contribution savings plan under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Under the 401(k) Plan, eligible employees may defer a portion of their annual compensation on a pre-tax or after tax basis. The 401(k) Plan permits us to match pre-tax employee contributions and make discretionary non-elective contributions to the 401(k) Plan. In each of 2020 and 2021 we elected to match up to 6% of eligible compensation during each pay period, which vests after three years of service.

We also maintain a Deferred Compensation Plan (the “NQDC Plan”), for the benefit of our NEOs and other officers and senior employees. Each of our NEOs may elect to defer from 5% to 75% of their eligible compensation under this plan, without regard to the 401(k) plan’s prescribed limits, and the resulting deferrals will be allocated to the officer’s individual plan account. In addition, we reserve the right to make non-elective contributions to this plan, in our sole discretion, to be allocated to participant accounts according to our determination. A participant in the NQDC Plan vests in the non-elective contributions allocated to his or her account upon attaining three years of service. Accounts in this plan will accrue earnings based on the performance of a “market basket” of predetermined investment benchmarks. Each participant may elect the investment benchmarks used to determine earnings on his or her individual account. Each participant may also elect the timing of distributions from their NQDC Plan account, including whether distribution upon separation from service will be in a lump sum or installments, and whether payment should be triggered upon a change in control.

We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan and NQDC Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards for our NEOs as of December 31, 2021.

	Option Awards				Stock Awards
Name	Numbers of securities underlying unexercised options exercisable (#)	Numbers of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested(1) ($)
Natalie Wolfsen	41,396(2)	20,699(2)	$22.00	7/17/2029	—	—
	22,103(3)	66,312(3)	$28.48	6/9/2030	—	—
	—	207,872(4)	$25.61	6/8/2031	—	—
	—	—	—	—	7,737(5)	$202,787
	—	—	—	—	24,263(6)	$508,736
	—	—	—	—	45,135(7)	$1,182,988
Michael Kim	41,396(2)	20,699(2)	$22.00	7/17/2029	—	—
	22,103(3)	66,312(3)	$28.48	6/9/2030	—	—
	—	166,298(4)	$25.61	6/8/2031	—	—
	—	—	—	—	7,737(5)	$202,787
	—	—	—	—	19,410(6)	$508,736
	—	—	—	—	45,135(7)	$1,182,988
Gary Zyla	41,396(2)	20,699(2)	$22.00	7/17/2029	—	—
	20,094(3)	60,283(3)	$28.48	6/9/2030	—	—
	—	73,171(4)	$25.61	6/8/2031	—	—
	—	—	—	—	7,033(5)	$184,335
	—	—	—	—	17,081(6)	$447,693
Charles Goldman	189,736(2)	94,869 (2)	$22.00	7/1/2023(8)	—	—
	22,103(3)	66,312(3)	$28.48	7/1/2023(8)	—	—
	—	—	—	—	7,737(9)	$202,787

(1)	Market value of shares that have not vested is determined using a per-share value of $26.21, the closing price of our common stock on December 31, 2021, as reported by the New York Stock Exchange.
(2)	These options vest as to one-third of the award on each of the first three anniversaries of July 18, 2019. As of December 31, 2021, one-third of the award was unvested.
(3)	These stock appreciation rights vest as to one-fourth of the award on each of the first four anniversaries of June 9, 2020. As of December 31, 2021, three-fourths of the award was unvested.
(4)	These stock appreciation rights vest as to one-fourth of the award on each of the first four anniversaries of June 8, 2021. As of December 31, 2021, the full award was unvested.
(5)	These restricted stock units vest as to one-fourth of the award on each of the first four anniversaries of June 9, 2020. As of December 31, 2021, three-fourths of the units were unvested.
(6)	These restricted stock units vest as to one-fourth of the award on each of the first four anniversaries of June 8, 2021. As of December 31, 2021, all of the units were unvested.

(7)

These restricted stock units vest as to one-fourth of the award on each of the first two anniversaries of March 3, 2021 and the remaining one-half vests on the third anniversary of March 3, 2021. As of December 31, 2021, all of the units were unvested.

(8)	The expiration of these option grants was extended to July 1, 2023, pursuant to the separation agreement between Mr. Goldman and our Company, dated March 3, 2021 (the “Separation Agreement”).
(9)	These restricted stock units vested on March 15, 2022, pursuant to the Separation Agreement.

Director Compensation

The following table sets forth information concerning the compensation awarded to, paid to or earned by each of our non-employee directors during the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Xiaoning Jiao	—	—	—
Rohit Bhagat(3)	$75,000	$129,254	$204,254
Patricia Guinn	$85,000	$129,254	$214,254
Bryan Lin	—	—	—
Ying Sun	—	—	—
Joseph Velli	$65,000	$129,254	$194,254
Lei Wang	—	—	—
Yi Zhou	—	—	—

(1)

Amounts reported in this column represent the annual cash retainers paid to certain of our non-employee directors for their service on our Board of Directors and committees during the year ended December 31, 2021. No cash retainers are paid to directors who serve on the Board of Directors to represent the interests of HTSC.

(2)

Amounts reported in this column represent the aggregate grant date fair value of each RSU award granted to the applicable non-employee director during the year ended December 31, 2021, computed in accordance with FASB ASC Topic 718. As of December 31, 2021, Mr. Bhagat held 5,047 restricted stock units, Ms. Guinn held 5,047 restricted stock units and Mr. Velli held 5,047 restricted stock units.

(3)	A portion of the fees earned by Mr. Bhagat were withheld to cover the cost of certain welfare benefits received from AssetMark.

Our Board of Directors has adopted a director compensation policy to enable us to attract qualified directors, provide them with compensation at a level consistent with our compensation objectives and, in the case of equity-based compensation, align their interests with those of our stockholders. This policy provides annual cash retainers and equity-based compensation for certain of our non-employee directors, along with reimbursement, upon request, for all directors for reasonable travel expenses incurred in connection with attending meetings of our Board of Directors or committees as well as pre-approved out of pocket expenses to attend director continuing education events.

Under our policy, directors who are also full-time AssetMark officers or employees receive no additional compensation for serving as directors. Additionally, directors representing the interests of HTSC (currently Mses. Jiao and Sun and Messrs. Lin, Wang and Zhou) do not receive compensation for serving as directors. Our independent directors were eligible to receive the following annual cash retainers for fiscal year 2021, payable annually in arrears, as applicable:

•	Board Member: $65,000
•	Audit and Risk Committee Chair: $20,000
•	Compensation Committee Chair: $15,000
•	Nominating and Corporate Governance Committee Chair: $10,000

Each independent director may be eligible to receive the following equity-based compensation in the form of RSUs granted under our 2019 Equity Incentive Plan:

•	an initial grant upon joining our Board of Directors with a fair market value of $130,000, vesting in equal annual installments over three years; and
•	an annual grant with a fair market value of $130,000, vesting in equal installments over four years, to be made on or about the date of our annual stockholder meeting.

During the year ended December 31, 2021, Mr. Bhagat, Ms. Guinn and Mr. Velli were eligible to receive compensation under our policy. As set forth in the table above, during the year ended December 31, 2021, the only equity awards granted to our independent directors was an annual grant of RSUs with a fair market value of $130,000 made to each of Mr. Bhagat, Ms. Guinn and Mr. Velli. These awards are scheduled to vest one-quarter on each of the first four anniversaries of the grant date.

Equity Compensation Plan Information

The following table sets forth certain information about our equity compensation plans as of December 31, 2021.

Plan category	(a) Number of securities to be issued upon exercise of outstanding stock options, warrants and rights (#)	(b) Weighted-average exercise price of outstanding stock options, warrants and rights ($/share)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by stockholders(2)	2,706,913(3)	$26.94	2,006,495(4)
Equity compensation plans not approved by stockholders	872,205(5)	$22.00	—
Total:	3,579,118	$25.26	2,006,495

(1)	The weighted-average exercise price does not include shares to be issued in connection with the settlement of RSUs, as such awards do not have an exercise price.
(2)	Includes the 2019 Plan. See below for information on the material features of the 2019 Plan.
(3)	Represents shares of common stock issuable pursuant to RSUs and SARs granted under the 2019 Plan.
(4)	Includes shares of common stock available for future issuance under the 2019 Plan.
(5)

Represents shares of common stock issuable pursuant to certain option awards issued immediately prior to our IPO. These options will be fully vested as of July 18, 2022 and will expire on July 17, 2029.

2019 Equity Incentive Plan

We maintain a 2019 Equity Incentive Plan (the “2019 Plan”), which became effective upon the pricing of our initial public offering. The 2019 Plan provides for grants of equity-based awards to our employees and certain of our non-employee directors, consultants or advisers. Awards under the 2019 Plan may include stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other cash-based and stock-based awards. The maximum number of shares of our common stock authorized for issuance under the 2019 Plan is 4,887,691 shares. Any shares underlying awards outstanding under the 2019 Plan that are forfeited, cancelled, expired, terminated or are otherwise lapsed or settled in cash, in whole or in part, will become available for future grant under the 2019 Plan, provided that any shares underlying awards that are tendered or withheld in respect of taxes or to pay the exercise price of an award, will not become available for future grant under the 2019 Plan. The 2019 Plan is administered by our Compensation Committee.

Amendment and Termination. Our Board of Directors has the authority to amend, alter, suspend, discontinue or terminate the 2019 Plan, provided that no such action may be taken without stockholder approval, if the approval is necessary to comply with applicable law or stock exchange rules, or without the consent of the affected participant, if such action would materially adversely affect the rights of such participant (unless such action is taken to cause the 2019 Plan to comply with applicable laws, stock market or exchange rules and regulations or accounting or tax rules and regulations or to impose any recoupment provisions on an award).

Term of the 2019 Plan. No awards may be granted under the 2019 Plan after the earliest of (i) the 10-year anniversary of the effectiveness of the registration statement, (ii) the maximum number of shares of our common stock available for issuance under the 2019 Plan has been issued or (iii) our Board of Directors terminates the 2019 Plan.

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions

From time to time, we enter into transactions in which “related persons” (as defined in Item 404 of Regulation S-K) could be deemed to have a direct or indirect material interest. Related persons include our directors and executive officers, their immediate family members and stockholders beneficially owning more than 5% of our common stock.

We have adopted a written related person transaction policy that covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships), in which we or any of our subsidiaries is or will be a participant, in which the amount involved exceeds $120,000 and in which any related person has or may have a direct or indirect material interest. Pursuant to our policy, a director or executive officer who is in any way interested in a contract or transaction with us, including through an immediate family member, will declare the nature of his or her interest to our General Counsel by written notice. Such written notice must include the name of the related person, the basis on which such person constitutes a related person, the related person’s interest in the transaction with us, the approximate dollar value involved in the transaction, the approximate dollar value of the related person’s interest in the transaction and any other information regarding the transaction or the related person that could be material to the Board of Directors in light of the particular facts and circumstances. Our General Counsel will present any new or proposed related person transactions to the Audit and Risk Committee, and the Audit and Risk Committee must review such transactions on an annual basis to determine whether they should be approved or continue. In reviewing the transaction, the Audit and Risk Committee will consider all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit (or lack thereof) to us, the opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest in the transaction and the actual or apparent conflict of interest of the related person. The Audit and Risk Committee cannot approve or ratify a related person transaction unless it has determined that, upon consideration of all relevant information the transaction is in, or not inconsistent with, the best interests of us and our stockholders. In addition, our Corporate Standards require that directors and executive officers make appropriate disclosure of potential conflicts of interest to our General Counsel, who must then notify our Nominating and Corporate Governance Committee.

Certain Related Party Transactions

We describe below transactions and series of similar transactions, since January 1, 2021 or currently proposed, in which:

•	we or any of our subsidiaries have been or will be a participant;
•	the amounts involved exceeded or will exceed $120,000; and
•

any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing a household with, any of these individuals, had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party, other than compensation and employment arrangements, which are described where required in the sections titled “Executive Compensation” and “Director Compensation.”

Huatai Securities Co. Ltd. (“HTSC”), a Chinese securities group with brokerage and investment services, is a controlling stockholder of our Company through its subsidiary Huatai International Investment Holdings Limited, a company organized under the laws of the Cayman Islands (“HIIHL”). HTSC, through HIIHL, owns 69.1% of our outstanding common stock, and controls our management and affairs. HTSC, as our controlling stockholder, has the power, acting alone, to approve any action requiring a vote of shares representing a majority of the voting power of our outstanding common stock. As long as HTSC continues to control a majority of all outstanding shares of our common stock, it will be able to exercise control over all matters requiring approval by our stockholders, including the election of our directors and approval of significant corporate transactions. HTSC is not subject to any contractual obligation to retain any of our common stock. For purposes of the following discussion, except as stated otherwise or unless the context indicates otherwise, “HTSC” means Huatai Securities Co., Ltd. and its subsidiaries (excluding AssetMark and its subsidiaries), and “AssetMark,” “we,” “us,” or “our company” means AssetMark and its subsidiaries.

HTSC Audit

As of December 31, 2021, we had a receivable due from HTSC of $234,312, which receivable represents the cash paid by us on behalf of HTSC for certain professional services rendered to HTSC related to the International Financial Reporting Standards audit required for HTSC’s consolidated audit.

Limitation of Liability of Directors and Officers

Our Certificate of Incorporation provides that no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except as required by applicable law, as in effect from time to time. Currently, Delaware law requires that liability be imposed for the following:

•	any breach of the director’s duty of loyalty to our company or our stockholders;
•	any act or omission not in good faith or that involved intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law (the “DGCL”); and
•	any transaction from which the director derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

As a result, neither we nor our stockholders have the right, through stockholders’ derivative suits on our behalf, to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior, except in the situations described above. Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Indemnification and Directors’ and Officers’ Liability Insurance

Our Bylaws provide that, to the fullest extent permitted by law, we will indemnify any of our officers or directors against all damages, claims and liabilities arising out of the fact that the person is or was our officer or director, or served any other enterprise at our request as a director, officer, employee, agent or fiduciary. Amending this provision will not reduce our indemnification obligations relating to actions taken before an amendment. Further, our Certificate of Incorporation provides that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our Certificate of Incorporation also provides that we must advance expenses incurred by or on behalf of a director or officer, and that we may advance expenses incurred by or on behalf of an employee, trustee or agent, in advance of the final disposition of any civil or criminal action, suit or proceeding.

In addition, we have entered into an indemnification agreement with each of our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding.

We also maintain standard policies of insurance under which coverage is provided to our directors and officers against losses arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provision or otherwise as a matter of law.

At present, there is no pending litigation or proceeding for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification, under the above indemnification provisions.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders, cost savings for companies and conservation of natural resources. Householding for banks, brokerage firms or other nominee accounts is limited to accounts within the same brokerage firm or other nominee. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing AssetMark stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm.

A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker (if you are a beneficial owners) or AssetMark Financial Holdings, Inc. Direct your written request to Investor Relations at investorrelations@assetmark.com or to AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel, or your verbal request to Investor Relations at (925) 521-2273. You also may download a copy of any of these materials from our website at https://ir.assetmark.com and at www.proxyvote.com. If you currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at your addresses and would like to request “householding” of your communications, please contact your broker (if you are a beneficial owner) or AssetMark Financial Holdings, Inc. using the contact information in this paragraph.

Other Matters

Stockholder Proposals for Next Year’s Annual Meeting

Stockholders wishing to present proposals for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit their proposals so that they are received by us at our principal executive offices no later than 5:00 p.m. Eastern Time on December 26, 2022. Submissions must be delivered to our Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel.

Stockholders wishing to present proposals for business, other than the nomination of persons for election to the Board of Directors, for consideration at our 2023 Annual Meeting of the Stockholders but not for inclusion in the related proxy statement must deliver the proposal in writing no earlier than February 6, 2023 and no later than 5:00 p.m. Eastern Time on March 8, 2023 to our Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel; provided, however, that if our 2023 Annual Meeting of Stockholders is held before May 7, 2023 (30 days before the one-year anniversary of the preceding annual meeting) or after August 15, 2023 (70 days after the one-year anniversary of the preceding annual meeting), then the proposal must be received by our Corporate Secretary not earlier than the 120th day prior to such Annual Meeting and not later than 5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such Annual Meeting and (ii) the 10th day following the day on which we first make a public announcement of the date of such meeting. The written proposal must comply with the requirements in our Bylaws and all applicable requirements of Rule 14a-8 promulgated under the Exchange Act, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in AssetMark’s books and records), the number of shares common stock owned of record and, if the proposal is being made on behalf of a beneficial owner of our common stock, the number of shares of common stock owned beneficially by such beneficial owner. You are advised to review our Bylaws, which are available on our website at https://ir.assetmark.com in the Governance section under Governance Documents, and which contain additional requirements and information about advance notice of stockholder proposals and director nominations.

Stockholders wishing to present nominations of persons for election to the Board of Directors must following the procedures outlined above in the section titled “Information Regarding The Board of Directors and Corporate Governance—Committees of the Board of Directors—Nominating and Corporate Governance Committee—Stockholder Recommendations and Nominations to the Board of Directors.”

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Availability of Annual Report on Form 10-K and SEC Filings

This Proxy Statement is accompanied by our 2021 Annual Report, including our Annual Report on Form 10-K for the year ended December 31, 2021. This Proxy Statement and our 2021 Annual Report are available on our website at https://ir.assetmark.com. The Annual Report on Form 10-K is also available without exhibits at https://ir.assetmark.com and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain, free of charge, a printed version of the 2021 Annual Report, including the Annual Report on Form 10-K without exhibits, upon request to AssetMark in one of the following ways:

•	Email AssetMark’s Investor Relations department at investorrelations@assetmark.com.
•	Send your request by mail to AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel.

To the extent that this Proxy Statement is incorporated by reference into any other filing by AssetMark under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Report of the Audit and Risk Committee,” to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in such filing. In addition, such section will not be deemed to be soliciting material. Except as stated otherwise, all website addresses contained in this Proxy Statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the AssetMark website) identified in this Proxy Statement is not a part of, and is not incorporated by reference into, this Proxy Statement.

***

The Board of Directors knows of no other matters that will be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the share of common stock they represent on such matters in accordance with their best judgment.

By Order of the Board of Directors

Natalie Wolfsen
Chief Executive Officer and Director
AssetMark Financial Holdings, Inc.

April 25, 2022

ASSETMARK FINANCIAL HOLDINGS, INC.

1655 GRANT STREET, 10TH FLOOR

CONCORD, CA 94520

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/05/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/AMK2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/05/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,

NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any

individual nominee(s), mark “For All

Except” and write the number(s) of the

nominee(s) on the line below.

0000561160_1 R1.0.0.24

For All Withhold All For All Except

The Board of Directors recommends you vote FOR

the director nominees listed under Proposal 1:

1. Election of Directors

Nominees

01) Xiaoning Jiao 02) Natalie Wolfsen 03) Yi Zhou

The Board of Directors recommends you vote FOR Proposal 2: For Against Abstain

2. Ratification of the selection of KPMG LLP as AssetMark Financial Holdings, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022.

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com

AssetMark Financial Holdings, Inc.

Annual Meeting of Stockholders

0000561160_2 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com

AssetMark Financial Holdings, Inc.

Annual Meeting of Stockholders

June 6, 2022, 1:00 PM Pacific Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Natalie Wolfsen and Ted Angus, each with the power to act without the other and with power of substitution and resubstitution,

as proxy and attorney-in-fact and hereby authorizes each of them to represent and vote, as provided on the reverse side of this form, all the shares of AssetMark

Financial Holdings, Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 6, 2022, via a live webcast at www.virtualshareholdermeeting.com/AMK2022,

and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.

IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE

DIRECTOR NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH

RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR

POSTPONEMENT THEREOF.

Continued and to be signed on reverse side